BLACKROCK FUNDS II

BlackRock High Yield Bond Portfolio

BLACKROCK SERIES FUND, INC.

BlackRock High Yield Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 13, 2013 to the

Statement of Additional Information of each Fund

Effective immediately, the following changes are made to each Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” with respect to each Fund is amended to reflect that the Funds may invest in Collateralized Bond Obligations, as follows:

Collateralized Bond Obligations	X

Shareholders should retain this Supplement for future reference.

PRO-BD4-0813SUP